UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported September 8, 2006): September 12, 2006

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Commerce Street

Montgomery, Alabama 36104

(Address of principal executive offices)

(334) 240-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 12, 2006, The Colonial BancGroup, Inc. (“BancGroup”) announced a $100 million stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This stock repurchase program was previously disclosed on BancGroup’s Current Report on Form 8-K dated September 11, 2006.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	Press Release Announcing Stock Repurchase Program

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By	/s/ T. BRENT HICKS
T. Brent Hicks
Chief Accounting Officer

Date: September 12, 2006

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